                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Interwest Medical Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                         INTERWEST MEDICAL CORPORATION

                           3221 Hulen Street, Suite C

                          Fort Worth, Texas 76107-6193


                            ------------------------

                 Notice of 1999 Annual Meeting of Shareholders

                               November 24, 1999

                            ------------------------

         The Annual Meeting of Shareholders of InterWest Medical Corporation will be held at 3221 Hulen Street, Suite C, Fort Worth, Texas 76107-6193, at 10:00 o'clock A.M. (Fort Worth, Texas time), on Wednesday, November 24, 1999, for the following purposes:


         (1)      To elect one director; and

         (2) To transact such other business as may properly come before the meeting or adjournments thereof.

         The Board of Directors has fixed the close of business on October 25, 1999 as the record date for determinate of shareholders entitled to notice of and to vote at the meeting or adjournments thereof.



                                             /s/ ARCH B. GILBERT

                                                 Arch B. Gilbert

                                                   Secretary



October 29, 1999

IT WILL GREATLY ASSIST THE MANAGEMENT IN KEEPING DOWN THE EXPENSES IN CONNECTION WITH THE MEETING IF SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON WILL RETURN THEIR SIGNED PROXIES WHETHER THEY OWN FEW OR MANY SHARES AND WHETHER OR NOT THEY PRESENTLY INTEND TO ATTEND THE MEETING.

                         INTERWEST MEDICAL CORPORATION

                           3221 Hulen Street, Suite C

                          Fort Worth, Texas 76107-6193

                             --------------------

                                PROXY STATEMENT

                    For 1999 Annual Meeting of Shareholders
                          to be Held November 24, 1999

         This statement is furnished in connection with solicitation by and on behalf of the management of InterWest Medical Corporation (hereinafter the "Corporation") of proxies to be used at the 1999 Annual Meeting of Shareholders of the Corporation, to be held at the time and place and for the purposes set for this the accompanying Notice of 1999 Annual Meeting of Shareholders. The approximate date on which this Proxy Statement is being sent to shareholders is October 29, 1999.

         Shares represented by valid proxies will be voted in accord with instructions contained therein, or in the absence of such instructions, in accord with management's recommendations. A proxy may be revoked prior to exercise by the shareholder giving it.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

         Voting securities of the Corporation entitled to vote at the meeting consist of 14,195,661 shares of Common Stock, holders of which are entitled to one vote per share. The Board of Directors has fixed the close of business on October 25, 1999, as the record date for determination of shareholders entitled to notice of and to vote at the meeting or adjournments thereof.

                      NOMINATION AND ELECTION OF DIRECTORS

         One director is to be elected to hold office, pursuant to the Bylaws, until the next annual meeting or until successors are duly elected and qualify. Management proxy agents intend to vote for election of the nominees below named, unless otherwise instructed. All terms of the office of nominees who are now directors expire November 24, 1999 or when their successor are duly elected and qualify. If any nominee becomes unable to accept nomination or election, proxies will be voted for those remaining and for a substitute nominee, but management now knows of no reason to anticipate that this will occur. The following table shows the name and number of shares owned by each nominee.


                                                                                   Shares of Stock Owned
                                                                                      Beneficially as of
                                                                                        October 25, 1999
                  Name
                  ----
         Arch B. Gilbert                                                           6,295,000 (1)

                  (1) Includes 6,000 shares owned by Jo Anne Gilbert, Mr.
                  Gilbert's wife. Does not include 100,000 shares owned by Arch
                  B. Gilbert, A Professional Corporation, which beneficial ownership Mr. Gilbert disclaims. Does not include 252,000 shares owned by Shannon Gilbert, Mr. Gilbert's adult daughter and 252,000 shares owned by Devon Gilbert Vrana, Mr.
                  Gilbert's adult daughter, which beneficial ownership Mr.
                  Gilbert disclaims.

         Arch B. Gilbert (age 65) received his B.A. and LL.B. degrees from the University of Oklahoma in 1955 and 1957, respectively. He also received his LL.M. degree from Southern Methodist University in 1963. Since August 1, 1979, Mr. Gilbert has been a member of the law firm of Arch B. Gilbert, A Professional Corporation. From February 1, 1962, to August 1, 1979, Mr. Gilbert was a member of the law firm of Brooks, Tarlton, Gilbert, Douglas & Kressler, Fort Worth, Texas.


                     REMUNERATION OF OFFICERS AND DIRCTORS

         None of the officers or directors of the Company received annual aggregate direct remuneration in excess of $100,000 for the year 1998.

                             SOLICIATION OF PROXIES

         The expenses of preparing, printing and mailing this proxy statement and the accompanying material will be borne by the Corporation. Solicitation may be made by mail, personal interviews, telephone and telegraph by officers and regular employees of the Corporation who will received no additional compensation thereof.

                       PROPOSALS FOR NEXT ANNUAL MEETING

         Any proposals of holders of Common Stock intended to be presented the the Annual Meeting of Shareholders of the Company to be held in 2000 must be received by the Company at 3221 Hulen Street, Suite C, Fort Worth, Texas 76107-6193, no later than March 1, 2000, in order to be included in the information statement and form of notice or proxy relating to that meeting.

              INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1998

         The Board of Directors has appointed Weaver and Tidwell, LLP independent certified public accountants, to examine and report on the Company's financial statements for the fiscal year ending December 31, 1998. The firm has served as the Company's independent accountants since the Company was organized. It is not expected that a representative of such firm will be in attendance at the Company's Annual Meeting of Shareholders.

                              GENERAL INFORMATION

         Management of the Corporation knows of no other business to be presented at the meeting but if matters other than that referred to above do properly come before the meeting, it is intended that persons named in the proxy will vote with respect there to in accord with their best judgment.

                                     By Order of the Board of Directors

                                     INTERWEST MEDICAL CORPORATION




                                             Arch B. Gilbert, Secretary

October 25, 1999

                         INTERWEST MEDICAL CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY

    The undersigned, a stockholder of InterWest Medical Corporation, an Oklahoma corporation (the "Company"), hereby appoints Arch B. Gilbert, as proxy, agent and attorney for the undersigned, with full power of substitution, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 10:00 o'clock A.M. (Fort Worth, Texas time) on Wednesday, November 24, 1999, at 3221 Hulen Street, Suite C, Fort Worth, Texas 76107-6193.

(1)     Election of Directors                   WITHHOLD AUTHORITY
        FOR all nominees listed                 to vote for all nominees
        below (except as marked to              listed below
        the contrary below)
                [ ]                                     [ ]

        (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.) Arch B. Gilbert
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

        (2) In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

        The Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

                                        Date:                         , 1999
                                              ------------------------

                                        ------------------------------------

                                        ------------------------------------



                                   IMPORTANT

    Please sign this Proxy exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When signing as attorney, executor, administrator, trustee or guardian, please so indicate. Each joint owner is requested to sign. Any stockholder present at the meeting may, nevertheless, vote personally on all matters with respect to which he is entitled to vote.